MasterCard Incorporated Second-Quarter 2009 Financial Results Conference Call July 30, 2009 Exhibit 99.2

2 Business Update • Legislative Update • Economic Overview • Business Trends

$ 2.67
$ 349
558
43.6%
722
$ 1,280
2Q 2009
Non-GAAP
excl. special items*
$ 2.10
$ 276
416
33.4%
830
$ 1,247
2Q 2008
Non-GAAP
excl. special items*
$ 2.67
$ 349
557
43.5%
723
$ 1,280
2Q 2009
Actual
27.1 Diluted EPS
26.4 Net income
(13.0) Total operating expenses
34.0
10.2 ppts
Operating income
Operating margin
2.7 Net revenue
YOY
Non-GAAP
Growth %
2nd Quarter Selected Financial
Performance
($ in millions, except percentages and per share data)
Note: Figures may not sum due to rounding
*See Appendix A for GAAP reconciliations of special items for the three months ended June 30, 2009 and June 30, 2008

2nd Quarter 2009 MasterCard Branded
Volume (GDV & Purchase Volume)
Note: Figures may not sum due to rounding
APMEA = Asia Pacific / Middle East / Africa
$US
billions
U.S.
Dollar
Local
Currency
$US
billions
U.S.
Dollar
Local
Currency
APMEA
114 7.5 17.4 77 6.0 16.3
Canada
23 (16.6) (3.4) 20 (15.5) (2.2)
Europe
173 (15.5) 2.1 130 (14.4) 3.0
Latin America
41 (13.2) 7.0 22 (7.8) 11.2
United States
245 (9.7) (9.7) 202 (8.8) (8.8)
Worldwide
595 (9.3) (0.6) 450 (8.6) (0.7)
Purchase Volume Gross Dollar Volume
YOY Growth % YOY Growth %

Domestic Assessments
Cross Border Volume Fees
Transaction Processing Fees
Other Revenues
Rebates & Incentives
Net Revenue

•
Net Revenue
increased 2.7%,
and grew 7.0% on a constant
currency basis
• Domestic Assessments
decreased 2.2%
• Cross Border Volume Fees
declined 9.4%
• Transaction Processing Fees
grew 14.6%
• Other Revenues declined 1.6%
• Rebates & Incentives
decreased 5.8%
2nd Quarter Revenue
($ in millions)
$599
$384
$439
$190
$1,247
($365)
$1,280
($344)
$187
$503
$348
$586
-$400
-$150
$100
$350
$600
$850
$1,100
$1,350
2Q 2008 2Q 2009

$521
$281
$28
$36
$180
$506
$0
$100
$200
$300
$400
$500
$600
General &
Administrative
Advertising &
Marketing
Depreciation &
Amortization
2Q 2008 2Q 2009
2nd Quarter Operating Expenses
($ in Millions)
•
Total operating expenses
decreased 13.0%, excluding special items
*
•
G&A, including severance charge of $51,
decreased 2.9% primarily due to:
•
Lower professional fees
•
Cost-reduction initiatives to reduce travel
•
Foreign currency contributed ~2.9 ppts to
the decrease
•
A&M
decreased 35.8% primarily due to:
•
Cost containment efforts in response to
market conditions
•
Foreign currency contributed ~3.5 ppts to
the decrease
* See Appendix A for GAAP reconciliations of special items for the three months ended June 30, 2008 and June 30, 2009

2nd Quarter 2009 Cash Flow Statement
and Balance Sheet Highlights
•
Generated $362 million in cash flow from operations
for the quarter ended June 30, 2009
•
Cash, cash equivalents and current available-for-sale
securities of $2.7 billion at June 30, 2009
•
Prepayment of $335 million to settle remaining
obligations under the 2003 merchant settlement
agreement is expected to occur in Third Quarter 2009

8 Items for Consideration and 2nd Quarter Business Highlights • Thoughts for full-year 2009 • Performance objectives for the 2009 - 2011 period • Business Highlights for the second quarter 2009

9

Appendix A:
GAAP Reconciliations
a – Litigation settlement
b – Amounts have been revised to conform with the adoption of FASB Staff Position EITF 03-06-1
Figures may not sum due to rounding
($ millions except per share data)
Actual Special
Item
Non -GAAP Actual Special
Item
Non -GAAP
Litigation settlements $              1 $             (1) a $            - $       1,649 $      (1,649) a $            -
Total operating expenses 723 (1) 722 2,480 (1,649) 830
Operating income (loss) 557 1 558 (1,233) 1,649 416
Operating Margin 43.5% - 43.6% (98.9%) - 33.4%
Income (loss) before income taxes 536 1 537 (1,223) 1,649 426
Income taxes (benefit) 187 - 188 (477) 627 150
Net Income (Loss) $          349 $            - $          349 $         (747) $       1,023 $          276
Basic Net Income (Loss) per Share $2.67 $0.01 $2.68 ($5.70) b
$7.80 b
$2.10 b
Diluted Net Income (Loss) per Share $2.67 - $2.67 ($5.70) b
$7.80 b
$2.10 b
Three Months ended June 30, 2009 Three Months ended June 30, 2008

Appendix A (cont.):
GAAP Reconciliations
Figures may not sum due to rounding
Reconciliation to Effective Tax Rate for the American Express Litigation Settlement
(In millions, except percentages)
Actual
Actual
Effective
Tax Rate
Special
Item
Non-
GAAP
Non-
GAAP
Effective
Tax Rate
Three months ended June 30, 2008:
Income (loss) before income taxes $      (1,223) 39.0% $        1,649 $         426 35.3%
Income tax expense (benefit) (477) 627 150
Net income (loss) $ (747) $ 1,023 $ 276